December 2014 Partnership Overview Exhibit 99.1

Cautionary Statements
2
This presentation may contain forward-looking statements within the meaning of U.S. federal securities laws. These statements can be identified by the use of forward-looking terminology including “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,”
“continue,” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties.
When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. The risks noted throughout this presentation could cause our actual results to differ materially from those contained in any forward-looking statement.
A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement.
USD  Partners LP (“USDP” or the “Partnership”) believes that it has chosen these assumptions or bases in good faith and that they are reasonable. You are cautioned not to place undue reliance on any forward-looking statements. Except as required by law,  USDP undertakes no obligation to revise or update any forward-looking statement. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties:
Changes in general economic conditions; competitive conditions in our industry; actions taken by our customers and competitors;
the supply of, and demand for, crude oil and biofuel rail terminalling services; our ability to successfully implement our business plan; our ability to complete growth projects on time and on budget; the price and availability of debt and equity financing;
operating hazards and other risks incidental to handling crude oil and biofuels; natural disasters, weather-related delays, casualty losses and other matters beyond our control; interest rates; labor relations; large customer defaults; change in availability and cost of capital; changes in tax status; the effect of existing and future laws and government regulations; changes in insurance markets impacting cost and the level and types of coverage available; disruptions due to equipment interruption or failure at our facilities or third-party facilities on which our business is dependent; the effects of future litigation; and the factors discussed in the
“Risk Factors” section of the Partnership’s final prospectus in connection with its initial public offering, filed with the Securities and
Exchange Commission on October 10, 2014 (File No. 333-198500) (the “IPO Prospectus”).

1. Overview of USD Group LLC (“USDG”) 4 2. Overview of USD Partners LP (“USDP”) 13 3. Financial Overview 20 Appendix 25 Table of Contents 3

1. Overview of USD Group LLC (“USDG”) 4

PLAINS ALL AMERICAN

KINDER MORGAN

KINDER MORGAN

USD Partners LP

A pioneer of the hydrocarbon-by-rail concept, USDG has always focused on providing sustainable industry solutions
USDG has a proven history building and operating unit train-capable terminals with an aggregate capacity of over 725,000 bpd and has safely and efficiently handled over 155 million barrels of liquid hydrocarbons
Since 2010, USDG has monetized approximately $700 million of assets to high quality third party MLPs
A Proven Developer and Industry Innovator
5
Terminal Start Dates
Deer Park Terminal, TX
Loading / Storage
Facility
West Colton
Terminal, CA
Ethanol Terminal
Baltimore
Terminal, MD
Ethanol Terminal
St. James Terminal, LA
Crude / Condensate
Terminal
Hardisty
Terminal, Canada
Crude Oil Terminal
Van Hook
Terminal, ND
Crude Oil Terminal
Eagle Ford
Terminal, TX
Crude Oil Terminal
Dallas / Ft. Worth
Terminal, TX
Ethanol Terminal
Niobrara
Terminal, CO
Crude Oil Terminal
Bayport Terminal, TX
Railcar Storage and
Staging Terminal
Lomita
Terminal, CA
Ethanol Terminal
Linden
Terminal, NJ
Ethanol Terminal
2000 2007 2008 2014 2011 2012 2010 2004 2006
Initial Terminal Assets of USDP
Assets Sold to
in December 2012 for ~$500 million¹
Assets Sold to in January 2010 for ~$195 million
Assets Sold to in April 2006 for ~$48 million
Legend:
San Antonio
Terminal, TX
Ethanol Terminal
1. Bakersfield Terminal not shown in timeline due to early stage of development, but was included in sale to Plains All American.

Independent, Third Party Provider of Logistics Solutions
Focused on industry solutions / macro solutions
Aligned with our customers
Proven Operator with Extensive Track Record
Among the first companies to successfully develop hydrocarbon-by-rail terminals
Longstanding relationships with companies in both railroad and energy industries
Financial Flexibility
Significant “dry powder” to pursue third party acquisitions and / or organic growth projects
Strategic partnership with Energy Capital Partners (“ECP”) provides increased liquidity, financial flexibility and access to additional resources
Strong Safety Record
Loaded or handled over 155 million barrels of liquid hydrocarbons with no reportable spills
1
Key Competitive Advantages
1. As defined by the U.S. Department of Transportation Pipeline and Hazardous Materials Safety Administration.
6
Nationally recognized by National Safety Council, Burlington Northern Santa Fe Railway and Canadian Pacific
Railway for outstanding safety record
– All USDG facilities meet or exceed all current government safety regulations
– Deep understanding of capital intensive and highly engineered projects

Slave Point
Montney
Alberta Oil Sands
Cardium
Viking
Shaunavon
Bakken
Williston
Utica Shale Liquids
Greater Green River
D-J / Niobrara
San Joaquin
Mississippian Lime
Granite Wash
Cana-Woodford
Permian
Tuscaloosa Marine
Gulf Coast Offshore
Eagleford
Decreasing Oil Shipments
Increasing Oil Shipments

Midcontinent Refineries
California Refineries
North East / Mid Atlantic Refineries
Gulf Coast Refineries

Midcontinent Refineries
California Refineries
North East/ Mid Atlantic Refineries
Gulf Coast Refineries

USD Partners LP

Industry Dynamics
U.S. and Canadian crude oil production has increased
significantly in recent years
Increased crude oil production will lead to
logistics infrastructure opportunities across multiple
products, including:
Compelling Industry Dynamics
7
Crude Oil Flows to U.S. Refining Centers
North America Rail Network North America Crude Oil Pipeline Network
Source: Canadian Association of Petroleum Producers, U.S. Energy Information Administration, Association of American Railroads.
Infrastructure and logistic services opportunities will arise, including additional rail terminals, storage, blending, diluent recovery, trucking and gathering systems
– Refined petroleum products
– Natural gas liquids (“NGLs”)
– Frac sand
– Biofuels

Midcontinent Refineries
California Refineries
North East / Mid Atlantic Refineries
Gulf Coast Refineries

USD Partners LP

USDG believes there are substantial opportunities in the U.S. and Canada for both origination and destination terminals for crude oil, refined products and NGLs
Current regional imbalances have created multiple unit train per day crude-by-rail terminal opportunities
Significant Rail-Related Energy Opportunities
8
Western Canada Origination
~1.8 MMBpd expected increase
in oil sands production over
the next 10 years
East Coast Destination
Substantial refining
capacity plus potential
ability to export overseas
West Coast Destination
Substantial refining
capacity plus potential
ability to export overseas
Gulf Coast Destination
1.5 MMBpd of heavy crude imports
from Mexico and Venezuela could
potentially be displaced with crude
oil from Canada
Source: Canadian Association of Petroleum Producers, U.S. Energy Information Administration, Association of American Railroads.
Note: Heavy crude oil imports from Mexico and Venezuela per the EIA. Average monthly data from January 2014 to December 5, 2014 shown.

Rail enables a number of advantages for both producers / shippers and refiners
Sustainable Advantages of Rail
9
Rail is a Long-Term, Sustainable Energy Infrastructure Solution
North American Rail Carloads of Petroleum and Petroleum Products Have Doubled Since Early 2011
Ability to offer tailored
takeaway capacity
– Accessible for small
and mid-sized
producers and early
stage production areas
Increased ability to
expand capacity
Source: Association of American Railroads (U.S. Monthly Rail Traffic Data for Petroleum and Petroleum Products Carloads).
Cost
Speed Scalability
Market Optionality
Shorter development
time ~1 year vs.
multiple years for
pipeline
Faster deployment
of infrastructure
– Significant rail
infrastructure
already in-place
– Fewer right-of-way,
permitting and
regulatory issues
or constraints
Option to reach
markets with best
netbacks and margins
on shorter notice
– Ability to choose
destination once train
is loaded
– Faster physical
delivery of product
9 days from Western
Canada to the Gulf
Coast vs. 30 – 45 days
via pipeline
Preserves ability to
export crude oil
Less capital required
Reduced shipper
commitments 3 – 7
years vs. 10+ years for
pipelines
Reduced financial
commitments Lower
fixed costs / minimal “no
flow” financial risk
Reduced cost of
feedstock Access to
domestic feedstock vs.
higher priced imports

Slave Point
Montney
Alberta Oil Sands
Cardiu
Viking
Shaunavon
Bakken
Williston
Utica Shale Liquids
Greater Green River
D-J / Niobrara
San Joaquin
Mississippian Lime
Granite Wash
Cana-Woodford
Permian
Tuscaloosa Marine
Gulf Coast Offshore
Eagleford
Decreasing Oil Shipments
Increasing Oil Shipments

USD Partners LP

Hardisty Crude Oil Hub: The Cushing of Canada
10
Hardisty Crude Oil Storage Hub
USD’s Hardisty
Rail Terminal
Changes in Crude Oil Flows
Gibson has Over 5 MMbbls of Storage at the Hardisty Hub
with an Additional 2 MMbbls of Storage Under Construction
Source: Gibson Energy Inc., U.S. Energy Information Administration.

Hardisty Phase II
Selected Growth Opportunities
11
Expand the Hardisty Rail Terminal to accommodate one additional 120-railcar unit train per day
Targeting bitumen from Western Canada
Endeavor to seek multi-year, take-or-pay agreements with new or existing customers
Targeting 2017 to commence operations, barring any unanticipated financing, permitting, construction or other hurdles
– Seeking multi-year, take-or-pay agreements with new or existing customers
– Targeting late 2015 / early 2016 to commence operations, barring any unanticipated financing, permitting, construction or other hurdles
– Expect similar operating cash flow profile to Hardisty I with additional cost and design efficiencies
Hardisty Phase III
Expand the Hardisty Rail Terminal to accommodate two additional 120-railcar unit trains per day
Targeting heavy crude from Western Canada
Currently in process of contracting, designing, engineering and permitting Hardisty Phase II

On September 22
nd
, USDG announced the successful closing of a partnership with Energy Capital Partners, an energy infrastructure-focused private equity firm with over $13 billion in capital commitments
As part of this transaction, ECP purchased a meaningful equity interest in USDG, who utilized the resulting proceeds to realign its shareholder base, fund several existing growth projects and strengthen its balance sheet to allow for additional flexibility to pursue its goal of providing rail-related energy infrastructure solutions
Energy Capital Partners (“ECP”) Overview
12
Renewable Generation Environmental Infrastructure
Energy Services
ECP has extensive midstream and MLP experience. For example, funds affiliated with ECP have invested a significant amount of capital in Summit Midstream Partners, LLC, Summit Midstream Partners, LP’s majority owner and its general partner.
– ECP has indicated an intention to invest over $1.0 billion of additional equity capital in
USDG,
subject to
market and other conditions
Fossil Generation Midstream Oil and Gas

2. Overview of USD Partners LP (“USDP”) 13

Hardisty Phases
II & III
USDP: Partnership Structure & Overview
14
USD Group LLC
(USDG)
USD Partners GP LLC
(GP & IDRs)
Public Unitholders
Hardisty Rail
Terminal (Phase I)
San Antonio
Rail Terminal
West Colton
Rail Terminal
Railcar
Fleet Services
100%
Ownership
Interest
100% Ownership Interest
Assets Remaining at USDG
2.0% GP
Interest & IDRs
USD Partners LP
(the Partnership)
NYSE: USDP
Other
Strategic Projects
Energy Capital
Partners
USD Holdings LLC
& Management
Goldman Sachs
54.1% LP Interest
(Common Units and
Subordinated Units)
43.9% LP Interest 2
Ethanol (Destination)
20,000 Bpd design
capacity
100% fee-based
1. 172,629 bpd = 2 trains loaded per day * 120 railcars per train * approximately 720 barrels per railcar.
2. Includes 250,000 Class A Units (~1% of total units) beneficially owned by certain management team members subject to certain vesting and other conversion requirements.
3,799 railcar fleet
100% take-or-pay
Ethanol (Destination)
13,000 Bpd design
capacity
100% fee-based
Crude Oil (Origination)
172,629 Bpd design
capacity
100% take-or-pay contracts
1

USDG has an extensive history as a proven developer of hydrocarbon-by-rail facilities
ECP involvement at the USDG level strengthens our Sponsor’s financial position, providing a source of potential capital for third party acquisitions and development projects
USDP: Investment Highlights
15
Relationship with
Our Sponsor
Strategically Located Assets
Stable and Predictable
Cash Flows
Multiple Growth Levers
Located near critical supply and demand centers
Hardisty Rail Terminal is the only crude-by-rail terminal with unit train capabilities located in the Hardisty hub, one of the major crude oil supply centers in North America
San Antonio and West Colton rail terminals are the closest ethanol terminals to key gasoline blending terminals in their areas of operation
100% of our terminal revenue is fee-based and ~83% is from investment grade counterparties or their subsidiaries
Substantially all rail terminalling capacity at our Hardisty Rail Terminal is contracted under multi-year, take-or-pay agreements with inflation-based rate escalators and automatic renewal provisions
Pursue drop downs from our Sponsor
Pursue organic growth initiatives that complement, optimize or improve the profitability of our assets
Pursue acquisitions of energy-related rail terminals and high quality, complementary midstream infrastructure from third parties (with or without our Sponsor)
Financial Flexibility
Conservative leverage (1.1x net debt to NTM Adjusted EBITDA) and $58.9 million of cash on the balance sheet¹
Access to debt and equity capital markets provides significant financial flexibility to effectively execute growth strategy
1. Based on USDP balance sheet as of 10/31/2014 and the Partnership’s estimated Adjusted EBITDA for the 12 month period ending September 30, 2015 included in the IPO Prospectus.
    Adjusted EBITDA is a non-GAAP financial measure.  For a discussion of EBITDA and the most comparable measures calculated in accordance with GAAP, see the Appendix.

Strategically Located Assets: Hardisty Rail Terminal
16
Overview of the Hardisty Rail Terminal
Origination terminal that commenced operations on June 30, 2014
Only unit train capable crude-by-rail terminal located at the Hardisty hub, the primary location for storing and originating crude oil from Alberta’s Crude Oil Basin
Receives inbound deliveries via direct pipeline connection to the Gibson Energy Inc. (“Gibson”) Hardisty storage terminal
Connected to CP Railroad’s North Main Line, which offers connectivity to all key refining markets in North America
Ability to load up to two 120-railcar unit trains per day
Hardisty Rail Terminal Located within Close Proximity to the Hardisty Hub
Hardisty Hub
Source: Gibson Energy Inc. (Hardisty hub operational storage capacity figures).
– Fixed loading rack with 30 railcar loading positions
– Unit train staging area
– Loop tracks capable of holding 5 unit trains simultaneously
– Gibson has over 5 MMbbls of storage at the Hardisty hub, with an additional 2 MMbbls of storage under construction
– Provides access to most major pipeline systems in the Hardisty complex

West Colton
Rail Terminal
Blending
Facilities
Strategically Located Assets: Ethanol Destination Terminals
17
Infrastructure Needs Addressed by Our Ethanol Destination Terminals
Fragmented production
Pipelines disadvantaged and trucks uneconomical
Significant regional imbalances
Regulatory pressures regarding gasoline blending
Overview of the West Colton Rail Terminal
Unit train-capable destination terminal that transloads
ethanol received by rail from regional and other producers at a max rate of 13,000 Bpd
Located within one mile of the gasoline blending
terminals that supply the greater San Bernardino and
Riverside County-Inland Empire region of Southern
California and the only rail terminal within a 10-mile radius of the gasoline blending terminals
Overview of the San Antonio Rail Terminal
Unit train-capable destination terminal that transloads
ethanol received by rail from Midwestern producers at a max
rate of 20,000 Bpd
Located within five miles of San Antonio’s gasoline
blending terminals and the only ethanol rail terminal within a 20-mile radius of the gasoline blending terminals
San Antonio
Rail Terminal
Blending
Facilities
Blending
Facilities
Blending
Facilities
Blending
Facilities
Blending
Facilities
20 railcar offloading positions and 3 truck loading positions
20 railcar offloading positions and 3 truck loading positions

USDP’s ability to provide railcars gives customers additional incentives to commit to USDP’s terminals, as end customers can find it difficult to procure railcars themselves without the economies of scale and relationships with railcar providers
USDP has entered into master fleet services agreements with a number of its rail terminal customers for the use of its leased railcars on a fee-based, take-or-pay basis for periods ranging from 5 to 9 years
A Strategic Asset: Our Railcar Fleet
18
Total Railcars (as of 09/30/14)
Currently Available for Service
In Production or on Order
Coiled and Insulated
General Purpose
Constructed in 2013 and 2014
3,799
2,919
2,108
66%
800
1,691
As of September 30, 2014, the weighted-average remaining contract life of railcars dedicated to Hardisty rail terminal was 6.7 years; the weighted-average contract life of the entire fleet was 5.3 years

National Safety Council

BNSF RAILWAY

Canadian Pacific Railway

USD Partners LP

USDG is committed to safe, efficient and reliable operations that comply with environmental and safety regulations
All USDG facilities meet or exceed all government safety regulations and are in compliance with all recently enacted orders regarding the movement of crude-by-rail
USDG has been nationally recognized by the National Safety Council, Burlington Northern Santa Fe Railway,
and Canadian Pacific Railways, among others, for its outstanding safety record
Since inception, USDG has loaded and / or handled over 155 MMbbls of liquid hydrocarbons with no reportable spills as defined by the U.S. Department of Transportation (DOT) Pipeline and Hazardous Materials
Safety Administration (PHMSA)
Strong Safety Record
19
Organization Time Period Recognition
National Safety Council
2006–2014
(Nine Consecutive Years)
Superior Safety
Performance Award
Canadian Pacific Railways 2013 Safe Shipper Award
Burlington Northern
Santa Fe Railway
2011–2012
(Two Consecutive Years)
Stewardship Award

3. Financial Overview 20

PHILLIPS 66

cenovus ENERGY

SUNCOR ENERGY

GIBSONS

TOTAL

USD Marketing

USD Partners LP

Stable and Predictable Cash Flows: Fee-Based Contracts
21
Estimated Adjusted EBITDA by Contract Type
Terminalling Customers
Note:  Adjusted EBITDA is a non-GAAP measure. Charts represent breakout of the Partnership’s estimated Adjusted EBITDA for the twelve month period ending September 30, 2015 included in the IPO Prospectus.
Take-or-Pay
94%
Other Fee-Based
6%
6 out of 8 are subsidiaries of investment grade customers
No single customer represents more than 18% of estimated Adjusted EBITDA
J. Aron &
Company
Estimated Adjusted EBITDA by Asset
Hardisty Crude
Terminal
85%
USD
Rail
9%
Ethanol Terminals
6%
Our fee-based contracts provide stable and predictable cash flows with 94% from take-or-pay

Financial Flexibility
Financial Flexibility: Positioned to Pursue Growth
22
Debt and Liquidity
1. Calculated based on Total Debt and Net Debt divided by the Partnership’s estimated Adjusted EBITDA for the twelve month period ending September 30, 2015 included in the IPO
Prospectus.
($ in millions) As of 10/31/2014
Cash and Cash Equivalents
$58.9
Revolving Credit Facility Capacity
200.0
Less: Funded Borrowings
0.0
Available Liquidity
$258.9
Borrowings on Revolver
$0.0
Term Loan
100.1
Total Debt
$100.1
Net Debt
41.2
Total Debt / Estimated NTM Adjusted EBITDA¹
2.6x
Net Debt / Estimated NTM Adjusted EBITDA¹
1.1x
In connection with the IPO, USDP entered into a $300 million senior secured credit agreement consisting of a $100 million term loan (drawn in Canadian dollars) and a $200 million revolving credit facility (undrawn)
Revolving credit facility capacity will expand to $300 million as the term loan is repaid
Revolving credit facility capacity can be further increased by $100 million
As of 10/31/2014, the Partnership had $58.9 million of cash on the balance sheet to fund potential future growth initiatives and for general partnership purposes

Strategic Flexibility: Multiple Growth Levers
23
Pursue Drop Down Acquisitions from USDG
USDG has a strong track record of developing high-quality assets that align with USDP’s vision and strategy
Two identified potential drop downs from USDG: Hardisty Phase II and Hardisty Phase III
– USDG is in the process of designing, engineering, permitting and is currently negotiating contracts with third parties with respect to Hardisty Phase II
Pursue Third Party Acquisitions with Stable and Predictable Cash Flows
USDP intends to acquire energy-related rail terminals and high-quality, complementary midstream infrastructure assets from third parties
– Acquisitions will be pursued jointly with, or independently from, USDG
Pursue Organic Growth Initiatives
USDP will analyze and pursue operational efficiencies that complement, optimize or improve the profitability of its assets
– Currently in the process of seeking permits to construct a pipeline directly from the West Colton Rail
Terminal to Kinder Morgan, Inc.’s gasoline blending terminals, which may result in additional cash flow and long-term volume commitments
Expect to Achieve Mid-Teens Distribution Growth CAGR over the Next 5 Years

Investment Highlights 24 Strategically Located Assets Stable and Predictable Cash Flows Financial Flexibility Multiple Growth Levers Relationship with USDG / ECP

Appendix 25

Total Quarterly
Distribution Per Unit Target Amount
Marginal % Interest in Distributions
Unitholders General Partner
Minimum Quarterly Distribution $0.287500 98% 2%
First Target Distribution > $0.287500 $0.330625 98% 2%
Second Target Distribution > $0.330625 $0.359375 85% 15%
Third Target Distribution > $0.359375 $0.431250 75% 25%
Thereafter > $0.431250 50% 50%
Additional Unit Information
26
Subordinated LP Units
Number of Units / % of Total 10,463,545 subordinated units / 49.0% of total units outstanding
Subordination Period
Subordinated units will convert in 5 separate equal tranches beginning no earlier than January 1, 2015 assuming distributions equal or exceed the MDQ for the prior 4 quarter period, there are no arrearages owed on common units, and the adjusted operating surplus generated during the prior 4 quarter period equals or exceeds the MDQ on all common, Class A, subordinated and GP units on a fully diluted basis
A tranche of subordinated units will not convert more than once per year
Class A Units
Number of Units / % of Total 250,000 Class A units / 1.2% of total units outstanding
Summary Terms
Maximum number of common units into which Class A units could convert is 406,250
Vest in 4 equal annual installments beginning no earlier than January 1, 2015
Upon vesting, units are convertible into common units based on a factor that will be tied to the level of distribution growth for the applicable year
– If USDP does not grow its distributions per unit, then Class A units will be forfeited
– Conversion factor will not exceed 1.25x for the first tranche, 1.5x for the second, 1.75x for the third and 2.0x for the final tranche

(Thousands of bpd)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

USD Partners LP

Increased oil sands production creates need for sustainable
takeaway solution
A faster, scalable solution to growing production
Sustainability of Rail: Western Canada Producer Perspective
27
Expected Growth in Western Canadian Oil Sands Production
Typical Time to Market:  Hardisty to U.S. Gulf Coast
7% CAGR Through 2020
5% CAGR Through 2030
~9 days
~30–45 days
Source:  Canadian Association of Petroleum Producers (2014 Canadian Crude Oil Production Forecast).
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
Actual Projected
0
5
10
15
20
25
30
35
40
Rail Pipeline
– Ability to choose destination once train is loaded, maximizing netbacks and margins
– Rail solution preserves quality of heavy barrel and ability to export from Gulf Coast
– Only a portion of rail transportation costs require
long-term commitments (railroads are typically contracted
on a spot basis)
– Pipeline customers bear greater risks of changes in
regional differentials
– Lower “no-flow” financial risk
– Utilizes existing infrastructure and rights-of-way
– ~1 year development time vs. multiple years for pipeline
– Faster physical delivery to attractive end markets
– Accessible to small and mid-sized producers and early stage production areas
Offers increased flexibility and market optionality
Reduced shipper commitments / risk
~4x Longer
Market Exposure
7% CAGR Through 2020
5% CAGR Through 2030

(Thousands of bpd)

($ per barrel)

(Weighted Avgerage API)

USD Partners LP

Provides access to cheaper domestic crude feedstock
to displace more expensive heavy imports
Sustainability of Rail: U.S. Gulf Coast Refiner Perspective
28
Volumes of Imported Heavy Crude into the U.S.
Landed Cost of Imported Refinery Crude Inputs Refinery Crude Oil Input Quality
Source: U.S. Energy Information Administration.
Note:  “Landed Cost” = The dollar per barrel price of crude oil at the port of discharge. Includes charges associated with the purchase, transportation, and insuring of a cargo from the purchase point to the port of discharge. Does not include charges incurred at the discharge port (e.g., import tariffs or fees, wharfage charges, and demurrage).
1. Notated 2014YTD figures represent a simple average of monthly weighted averages through September (latest available as of December 18, 2014). Imported heavy crude volumes include data through December 5, 2014.
Lower
API
~1.5 million bpd of
Displacement Opportunity
15
20
25
30
35
East Coast
(PADD1)
Midwest
(PADD2)
Gulf Coast
(PADD3)
TX Gulf
Coast
Rockies
(PADD4)
West Coast
(PADD5)
2012 2013 2014YTD¹
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
2010 2011 2012 2013 2014
Canada Venezuela + Mexico
$84 $84
$87
$102
$99
$94
$102
$99
$94
$-
$20
$40
$60
$80
$100
$120
2012 2013 2014YTD¹
Canada Mexico Venezula
– Opportunity for blending to optimize feedstock
– Maximizes margins (reducing costs associated
with diluents)
– Improves product distribution
Preserves the quality of a heavy barrel
– ~$87/bbl average landed cost from Canada vs.
~$94/bbl from Mexico and Venezuela¹
– Strong demand for heavy crude oil (lower API) in
U.S. Gulf Coast

Non-GAAP Measures
29
We define Adjusted EBITDA as net income before the following items: depreciation and amortization, interest and other income, interest and other expense, gains and losses on derivative contracts, foreign currency transaction gains and losses, unrecovered reimbursable freight costs, income and withholding taxes, non-cash compensation expense related to our equity compensation programs, discontinued operations and adjustments related to deferred revenue associated with minimum volume commitments. Adjusted EBITDA is used as both a supplemental financial performance measure by management and by external users of our financial statements, such as investors and commercial banks.
Our management and external users use Adjusted EBITDA in a number of ways to assess our combined financial and operating performance, and we believe this measure is helpful to management and external users in identifying trends in our performance. Adjusted EBITDA helps management identify controllable expenses and make decisions designed to help us meet our current financial goals and optimize our financial performance, while neutralizing the impact of capital structure on results. Accordingly, we believe this metric measures our financial performance based on operational factors that management can impact in the short-term, namely our cost structure and expenses.
We believe that the presentation of Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to Adjusted EBITDA are net income attributable to us and cash flow from operating activities. Adjusted EBITDA should not be considered an alternative to Net income attributable, Cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA excludes some, but not all, items that affect Net income, and these measures may vary among other companies. As a result, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
For a reconciliation of our estimated Adjusted EBITDA for the twelve months ending September 30, 2015 to our estimated net income for the twelve months ending September 30, 2015, please see page 75 of the IPO Prospectus.